UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-02857
                                   811-21434

Name of Fund:  BlackRock Bond Fund of BlackRock Bond Fund, Inc.
               Master Bond Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Bond Fund
OF BLACKROCK BOND FUND, INC.


SEMI-ANNUAL REPORT
MARCH 31, 2007    (UNAUDITED)



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Bond Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Bond Fund of BlackRock Bond Fund, Inc.


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Director/Trustee of BlackRock Bond Fund, Inc. and Master Bond Trust. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Zinbarg well in his retirement.


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund/Trust. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund/Trust. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



A Letter to Shareholders


Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:


Total Returns as of March 31, 2007                                            6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    + 7.38%        +11.83%
Small cap U.S. equities (Russell 2000 Index)                                   +11.02         + 5.91
International equities (MSCI Europe, Australasia, Far East Index)              +14.85         +20.20
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 2.76         + 6.59
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 1.93         + 5.43
High yield bonds (Credit Suisse High Yield Index)                              + 7.59         +11.82


If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund/Trust President and Director/Trustee



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



A Discussion With Your Fund's Portfolio Managers


We maintained a relatively conservative approach throughout the period, as the portfolio was positioned with a short duration versus its benchmark and focused on high-quality, short-duration assets.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2007, BlackRock Bond Fund's Institutional, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R Shares had total returns of +2.50%, +2.38%, +2.45%, +2.12%, +2.25%, +1.90%, +2.10%, +2.16% and
+2.25%,respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +2.76%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

Bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period little changed. Overall, financial conditions remained fairly balanced, with moderate economic activity and relatively tame inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported the narrow trading range. The Fed, which has kept monetary policy on hold since first interrupting its interest rate-hiking campaign in August 2006, is expected to maintain its current "balanced" economic assessment at least into mid-year. The federal funds rate remained at 5.25% at period-end, where it has been since June 2006, while the 30-year U.S. Treasury bond yield stood at 4.84%, an increase of seven basis points (.07%) over the past six months. The 10-year U.S. Treasury note yield was 4.65% at period-end, representing an increase of just one basis point since September 30, 2006.

Most recently, fears of a slowdown in economic growth were exacerbated by turmoil in the subprime mortgage market. In addition, inflation - although moderate by historic standards - remained above the Fed's implicit comfort zone. In response, bond prices on the front end of the yield curve rallied on increased expectations of a Fed rate cut. Meanwhile, the long end of the curve sold off on inflation fears. The net result was a slight steepening of the yield curve, which has been flat to inverted for some time.


What factors most influenced Fund performance?

Detracting from performance in the first half of the period were our underweight positions in the corporate and agency sectors, as well as a below-market exposure to 30-year mortgage pass-through securities. Our short duration stance and underweight of the intermediate portion of the yield curve hindered performance in the second half of the period as short to intermediate maturities rallied.

Benefiting performance throughout the six-month period was our overweight exposure to high-quality, short-duration assets, including positions in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), adjustable rate mortgages (ARMs) and collateralized mortgage obligations
(CMOs). Additional value came from our avoidance of the subprime mortgage market.


What changes were made to the Portfolio during the period?

A new management team assumed responsibility for the day-to-day management of the Portfolio at the start of the period. Changes involved a shift in the Portfolio's duration from long to short relative to the benchmark, reflecting the team's view that the Fed would likely remain on hold rather than cut interest rates imminently. In addition, the portfolio's exposure to corporate bonds was reduced as event risk remained quite high, valuations appeared unattractive and fundamentals seemed to have peaked. The Portfolio's underweight to corporate debt benefited performance in the latter half of the period. A final change involved the establishment of a position in the Japanese yen.

Overall, we maintained a relatively conservative approach throughout the period, with a focus on high-quality, short-duration assets; underweight positions in investment grade corporate debt; and limited exposure to both high yield corporate and emerging markets debt.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



How would you characterize the Portfolio's position at the close of the period?

At March 31, 2007, the Portfolio was underweight in U.S. Treasury securities, U.S. agency issues and corporate bonds. The Portfolio held notable overweights at period-end in high-quality, short-duration spread product, including CMBS and ABS, which offer yield-enhancement potential without the credit risk associated with comparable-paying corporate issues. The Portfolio also ended the period overweight in mortgages, specifically in the 15-year sector and sectors not represented in the benchmark index, including ARMs and CMOs.


Keith Anderson
Portfolio Manager


Scott Amero
Portfolio Manager


Matthew Marra
Portfolio Manager


Andrew Phillips
Portfolio Manager


April 16, 2007



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Class R Shares did not change their designation. Also effective October 2, 2006, Investor A1, Investor B1, Investor C and Investor C2 Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

* Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Investor A1 Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A1 Share fees.

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than 10 years reflect this conversion.

* Investor B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Investor B Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than ten years reflect this conversion. Prior to October 2, 2006, Investor B1 Share performance results are those of Institutional Shares (which have no distribution or service fees), restated to reflect Investor B1 Share fees.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

* Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Investor C2 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. In addition, Investor C2 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C2 Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C2 Share fees.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Performance Data (continued)



About Fund Performance (concluded)


Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results


                                                      6-Month          12-Month        10-Year        Standardized
As of March 31, 2007                                Total Return     Total Return    Total Return     30-day Yield
Institutional Shares*                                  +2.50%           +6.09%         +73.35%           4.81%
Investor A Shares*                                     +2.38            +5.83           +69.23            4.36
Investor A1 Shares*                                    +2.45            +5.98           +71.63            4.64
Investor B Shares*                                     +2.12            +5.28           +60.57            4.03
Investor B1 Shares*                                    +2.25            +5.56           +64.93            4.28
Investor C Shares*                                     +1.90            +4.94           +56.77            3.74
Investor C1 Shares*                                    +2.10            +5.14           +59.74            4.00
Investor C2 Shares*                                    +2.16            +5.47           +64.79            4.28
Class R Shares*                                        +2.25            +5.56           +65.80            4.28
Lehman Brothers Aggregate Bond Index**                 +2.76            +6.59           +86.92             --
Merrill Lynch Corporate Master Index***                +2.96            +7.16           +95.11             --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ** This unmanaged market-weighted Index is comprised of investment grade corporate bonds
     (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

 *** This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Performance Data (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor A1 Shares*++, Investor B Shares*++, Investor B1 Shares*++ compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch Corporate Master Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,045.00
March 1999                              $11,684.00
March 2000                              $11,636.00
March 2001                              $12,926.00
March 2002                              $13,459.00
March 2003                              $14,950.00
March 2004                              $15,828.00
March 2005                              $16,059.00
March 2006                              $16,340.00
March 2007                              $17,335.00


Investor A Shares*++

Date                                      Value

March 1997                              $ 9,600.00
March 1998                              $10,577.00
March 1999                              $11,161.00
March 2000                              $11,087.00
March 2001                              $12,297.00
March 2002                              $12,773.00
March 2003                              $14,139.00
March 2004                              $14,945.00
March 2005                              $15,113.00
March 2006                              $15,352.00
March 2007                              $16,246.00


Investor A1 Shares*++

Date                                      Value

March 1997                              $ 9,900.00
March 1998                              $10,924.00
March 1999                              $11,544.00
March 2000                              $11,485.00
March 2001                              $12,746.00
March 2002                              $13,259.00
March 2003                              $14,713.00
March 2004                              $15,561.00
March 2005                              $15,773.00
March 2006                              $16,032.00
March 2007                              $16,991.00


Investor B Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $10,961.00
March 1999                              $11,507.00
March 2000                              $11,372.00
March 2001                              $12,537.00
March 2002                              $12,955.00
March 2003                              $14,280.00
March 2004                              $15,004.00
March 2005                              $15,106.00
March 2006                              $15,252.00
March 2007                              $16,057.00


Investor B1 Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $10,990.00
March 1999                              $11,568.00
March 2000                              $11,463.00
March 2001                              $12,671.00
March 2002                              $13,129.00
March 2003                              $14,511.00
March 2004                              $15,287.00
March 2005                              $15,433.00
March 2006                              $15,624.00
March 2007                              $16,493.00


Lehman Brothers Aggregate Bond Index++++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,199.00
March 1999                              $11,925.00
March 2000                              $12,149.00
March 2001                              $13,671.00
March 2002                              $14,402.00
March 2003                              $16,085.00
March 2004                              $16,955.00
March 2005                              $17,149.00
March 2006                              $17,536.00
March 2007                              $18,692.00


Merrill Lynch Corporate Master Index++++++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,320.00
March 1999                              $12,024.00
March 2000                              $12,061.00
March 2001                              $13,538.00
March 2002                              $14,261.00
March 2003                              $16,208.00
March 2004                              $17,687.00
March 2005                              $17,883.00
March 2006                              $18,207.00
March 2007                              $19,511.00


     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

  ++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

       Past performance is not indicative of future results.



Average Annual Total Return


                                                          Return
Institutional Shares

One Year Ended 3/31/07                                     +6.09%
Five Years Ended 3/31/07                                   +5.19
Ten Years Ended 3/31/07                                    +5.66



                                   Return Without      Return With
                                     Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 3/31/07                   +5.83%            +1.59%
Five Years Ended 3/31/07                 +4.93             +4.08
Ten Years Ended 3/31/07                  +5.40             +4.97



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Investor A1 Shares

One Year Ended 3/31/07                   +5.98%            +4.92%
Five Years Ended 3/31/07                 +5.09             +4.88
Ten Years Ended 3/31/07                  +5.55             +5.44



                                        Return            Return
                                     Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 3/31/07                   +5.28%            +1.28%
Five Years Ended 3/31/07                 +4.39             +4.05
Ten Years Ended 3/31/07                  +4.85             +4.85



                                        Return           Return
                                     Without CDSC    With CDSC++++++
Investor B1 Shares++++

One Year Ended 3/31/07                   +5.56%            +4.56%
Five Years Ended 3/31/07                 +4.67             +4.67
Ten Years Ended 3/31/07                  +5.13             +5.13


      * Maximum sales charge is 4%.

     ** Maximum sales charge is 1%.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Investor C Shares*++, Investor C1 Shares*++, Investor C2 Shares*++, Class R Shares*++ compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch Corporate Master Index++++++. Values illustrated are as follows:


Investor C Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $10,936.00
March 1999                              $11,454.00
March 2000                              $11,293.00
March 2001                              $12,422.00
March 2002                              $12,806.00
March 2003                              $14,084.00
March 2004                              $14,763.00
March 2005                              $14,830.00
March 2006                              $14,939.00
March 2007                              $15,677.00


Investor C1 Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $10,955.00
March 1999                              $11,495.00
March 2000                              $11,354.00
March 2001                              $12,522.00
March 2002                              $12,920.00
March 2003                              $14,235.00
March 2004                              $14,948.00
March 2005                              $15,042.00
March 2006                              $15,193.00
March 2007                              $15,974.00


Investor C2 Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $10,990.00
March 1999                              $11,568.00
March 2000                              $11,463.00
March 2001                              $12,671.00
March 2002                              $13,129.00
March 2003                              $14,511.00
March 2004                              $15,287.00
March 2005                              $15,433.00
March 2006                              $15,624.00
March 2007                              $16,479.00


Class R Shares*++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $10,990.00
March 1999                              $11,568.00
March 2000                              $11,463.00
March 2001                              $12,671.00
March 2002                              $13,129.00
March 2003                              $14,530.00
March 2004                              $15,366.00
March 2005                              $15,513.00
March 2006                              $15,706.00
March 2007                              $16,580.00


Lehman Brothers Aggregate Bond Index++++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,199.00
March 1999                              $11,925.00
March 2000                              $12,149.00
March 2001                              $13,671.00
March 2002                              $14,402.00
March 2003                              $16,085.00
March 2004                              $16,955.00
March 2005                              $17,149.00
March 2006                              $17,536.00
March 2007                              $18,692.00


Merrill Lynch Corporate Master Index++++++

Date                                      Value

March 1997                              $10,000.00
March 1998                              $11,320.00
March 1999                              $12,024.00
March 2000                              $12,061.00
March 2001                              $13,538.00
March 2002                              $14,261.00
March 2003                              $16,208.00
March 2004                              $17,687.00
March 2005                              $17,883.00
March 2006                              $18,207.00
March 2007                              $19,511.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ++ The Fund invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

   ++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

 ++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

        Past performance is not indicative of future results.



Average Annual Total Return



                                          Return         Return
                                       Without CDSC    With CDSC**
Investor C Shares*

One Year Ended 3/31/07                     +4.94%          +3.94%
Five Years Ended 3/31/07                   +4.13           +4.13
Ten Years Ended 3/31/07                    +4.60           +4.60



                                          Return          Return
                                       Without CDSC    With CDSC**
Investor C1 Shares*

One Year Ended 3/31/07                     +5.14%          +4.14%
Five Years Ended 3/31/07                   +4.34           +4.34
Ten Years Ended 3/31/07                    +4.80           +4.80



                                          Return          Return
                                       Without CDSC    With CDSC**
Class C2 Shares*

One Year Ended 3/31/07                     +5.47%          +4.47%
Five Years Ended 3/31/07                   +4.65           +4.65
Ten Years Ended 3/31/07                    +5.12           +5.12



                                                          Return
Class R Shares

One Year Ended 3/31/07                                     +5.56%
Five Years Ended 3/31/07                                   +4.78
Ten Years Ended 3/31/07                                    +5.19

  * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ** Assuming payment of applicable contingent deferred sales charge.




BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                           Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value        October 1, 2006 to
                                                       October 1,            March 31,              March 31,
                                                          2006                  2007                   2007
                                                                                                         >
Actual

Institutional                                            $1,000              $1,025.00                $2.95
Investor A                                               $1,000              $1,023.80                $4.24
Investor A1                                              $1,000              $1,024.50                $3.48
Investor B                                               $1,000              $1,021.20                $6.85
Investor B1                                              $1,000              $1,022.50                $5.50
Investor C                                               $1,000              $1,019.00                $8.20
Investor C1                                              $1,000              $1,021.00                $7.05
Investor C2                                              $1,000              $1,021.60                $5.54
Class R                                                  $1,000              $1,022.50                $5.55

Hypothetical (5% annual return before expenses)**

Institutional                                            $1,000              $1,021.96                $2.97
Investor A                                               $1,000              $1,020.71                $4.23
Investor A1                                              $1,000              $1,021.46                $3.48
Investor B                                               $1,000              $1,018.12                $6.84
Investor B1                                              $1,000              $1,019.46                $5.49
Investor C                                               $1,000              $1,016.77                $8.20
Investor C1                                              $1,000              $1,017.92                $7.04
Investor C2                                              $1,000              $1,019.42                $5.54
Class R                                                  $1,000              $1,019.42                $5.54

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.59% for Institutional, .84% for Investor A, .69% for Investor A1, 1.36% for Investor B, 1.09%
   for Investor B1, 1.63% for Investor C, 1.40% for Investor C1, 1.10% for Investor C2 and 1.10%
   for Class R), multiplied by the average account value over the period, multiplied by 182/365
   (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Statement of Assets and Liabilities                                                                           BlackRock Bond Fund

As of March 31, 2007 (Unaudited)
Assets

       Investment in Master Bond Portfolio (the "Master Portfolio"), at value
       (identified cost--$2,530,896,121)                                                                          $ 2,530,866,433
       Prepaid expenses and other assets                                                                                  732,329
                                                                                                                  ---------------
       Total assets                                                                                                 2,531,598,762
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     9,028,148
           Other affiliates                                                                          1,394,702
           Distributor                                                                                 718,039
           Administrator                                                                               667,578         11,808,467
                                                                                               ---------------    ---------------
       Total liabilities                                                                                               11,808,467
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 2,519,790,295
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $     7,432,804
       Investor A Shares of Common Stock, $.10 par value, 350,000,000 shares authorized                                 5,573,641
       Investor A1 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                 1,482,486
       Investor B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                 1,936,108
       Investor B1 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                   476,070
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   614,828
       Investor C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                3,694,584
       Investor C2 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                   209,780
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                      449,993
       Paid-in capital in excess of par                                                                             2,535,416,585
       Accumulated distributions in excess of investment income--net                           $   (3,061,054)
       Accumulated realized capital losses allocated from the Master Portfolio--net               (34,405,842)
       Unrealized depreciation allocated from the Master Portfolio--net                               (29,688)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (37,496,584)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 2,519,790,295
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $856,197,872 and 74,328,039 shares outstanding                       $         11.52
                                                                                                                  ===============
       Investor A--Based on net assets of $642,416,951 and 55,736,411 shares outstanding                          $         11.53
                                                                                                                  ===============
       Investor A1--Based on net assets of $170,760,769 and 14,824,855 shares outstanding                         $         11.52
                                                                                                                  ===============
       Investor B--Based on net assets of $223,025,973 and 19,361,078 shares outstanding                          $         11.52
                                                                                                                  ===============
       Investor B1--Based on net assets of $54,855,272 and 4,760,702 shares outstanding                           $         11.52
                                                                                                                  ===============
       Investor C--Based on net assets of $70,793,171 and 6,148,275 shares outstanding                            $         11.51
                                                                                                                  ===============
       Investor C1--Based on net assets of $425,715,881 and 36,945,843 shares outstanding                         $         11.52
                                                                                                                  ===============
       Investor C2--Based on net assets of $24,154,072 and 2,097,800 shares outstanding                           $         11.51
                                                                                                                  ===============
       Class R--Based on net assets of $51,870,334 and 4,499,926 shares outstanding                               $         11.53
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Statement of Operations                                                                                       BlackRock Bond Fund

For the Six Months Ended March 31, 2007 (Unaudited)
Investment Income

       Net investment income allocated from the Master Portfolio:
           Interest                                                                                               $    64,366,801
           Dividends                                                                                                      294,208
           Securities lending--net                                                                                        140,116
           Expenses                                                                                                   (1,180,138)
                                                                                                                  ---------------
       Total income                                                                                                    63,620,987
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     4,494,216
       Service and distribution fees--Investor C1                                                    1,746,617
       Service and distribution fees--Investor B                                                       874,019
       Service fees--Investor A                                                                        775,353
       Transfer agent fees--Institutional                                                              739,478
       Transfer agent fees--Investor A                                                                 557,625
       Transfer agent fees--Investor C1                                                                420,253
       Transfer agent fees--Investor B                                                                 230,871
       Service and distribution fees--Investor C                                                       171,800
       Transfer agent fees--Investor A1                                                                143,635
       Service and distribution fees--Investor B1                                                      135,590
       Service and distribution fees--Class R                                                          119,829
       Service fees--Investor A1                                                                        78,925
       Printing and shareholder reports                                                                 67,185
       Service and distribution fees--Investor C2                                                       58,124
       Transfer agent fees--Investor B1                                                                 49,776
       Transfer agent fees--Class R                                                                     44,004
       Registration fees                                                                                43,552
       Transfer agent fees--Investor C                                                                  34,348
       Transfer agent fees--Investor C2                                                                 21,427
       Professional fees                                                                                19,635
       Pricing fees                                                                                      2,390
       Other                                                                                            13,008
                                                                                               ---------------
       Total expenses before waiver                                                                 10,841,660
       Waiver of expenses                                                                            (801,561)
                                                                                               ---------------
       Total expenses after waiver                                                                                     10,040,099
                                                                                                                  ---------------
       Investment income--net                                                                                          53,580,888
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master Portfolio--Net

       Realized gain on investments, financial futures contracts, swaps, foreign
       currency transactions and options written--net                                                                   9,908,110
       Change in unrealized appreciation/depreciation on investments, financial futures
       contracts, swaps, foreign currency transactions and options written--net                                       (4,731,011)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          5,177,099
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    58,757,987
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Statements of Changes in Net Assets                                                                           BlackRock Bond Fund

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                March 31, 2007     September 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)            2006
Operations

       Investment income--net                                                                  $    53,580,888    $    78,799,924
       Realized gain (loss)--net                                                                     9,908,110       (25,215,213)
       Change in unrealized appreciation/depreciation--net                                         (4,731,011)          4,743,094
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         58,757,987         58,327,805
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                          (19,239,784)       (32,593,771)
           Investor A                                                                             (13,619,164)       (25,610,838)
           Investor A1                                                                             (3,578,216)                 --
           Investor B                                                                              (4,526,590)       (11,168,766)
           Investor B1                                                                             (1,121,826)                 --
           Investor C                                                                                (607,852)                 --
           Investor C1                                                                             (8,372,845)       (15,660,465)
           Investor C2                                                                               (480,670)                 --
           Class R                                                                                   (991,594)        (1,426,041)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (52,538,541)       (86,459,881)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                          478,509,958        129,269,937
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                484,729,404        101,137,861
       Beginning of period                                                                       2,035,060,891      1,933,923,030
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 2,519,790,295    $ 2,035,060,891
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                     $   (3,061,054)    $   (4,103,401)
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights                                                                                          BlackRock Bond Fund

                                                                                   Institutional
                                           For the Six
The following per share data and ratios    Months Ended
have been derived from information        March 31, 2007                         For the Year Ended September 30,
provided in the financial statements.      (Unaudited)        2006           2005         2004++++         2003          2002
Per Share Operating Performance

Net asset value, beginning of period    $        11.50   $      11.67   $      11.83   $      11.73   $      11.52   $      11.21
                                        --------------   ------------   ------------   ------------   ------------   ------------
Investment income--net                           .27++          .50++          .39++          .37++          .43++            .53
Realized and unrealized gain
(loss)--net                                        .03          (.07)          (.07)            .07            .22            .31
                                        --------------   ------------   ------------   ------------   ------------   ------------
Total from investment operations                   .30            .43            .32            .44            .65            .84
                                        --------------   ------------   ------------   ------------   ------------   ------------
Less dividends from investment
income--net                                      (.28)          (.60)          (.48)          (.34)          (.44)          (.53)
                                        --------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period          $        11.52   $      11.50   $      11.67   $      11.83   $      11.73   $      11.52
                                        ==============   ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share       2.50%++++++++          3.39%          2.63%          3.84%          5.77%          7.71%
                                        ==============   ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver                  .59%+++++++++        .61%+++        .60%+++        .60%+++           .60%           .59%
                                        ==============   ============   ============   ============   ============   ============
Expenses                                 .66%+++++++++        .67%+++        .67%+++        .68%+++           .60%           .59%
                                        ==============   ============   ============   ============   ============   ============
Investment income--net                  4.73%+++++++++       4.42%+++       3.32%+++       2.90%+++          3.67%          4.68%
                                        ==============   ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period
(in thousands)                          $      856,198   $    700,103   $    690,854   $    683,828   $    823,981   $    645,820
                                        ==============   ============   ============   ============   ============   ============
Portfolio turnover                        245.98%+++++   207.94%+++++   234.92%+++++   258.01%+++++        287.00%        281.67%
                                        ==============   ============   ============   ============   ============   ============

          * Total investment returns exclude the effects of any sales charges.

         ++ Based on average shares outstanding.

       ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the
            Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

     ++++++ Annualized.

        +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      +++++ Portfolio turnover for the Master Portfolio.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                     Investor A
                                           For the Six
The following per share data and ratios    Months Ended
have been derived from information        March 31, 2007                         For the Year Ended September 30,
provided in the financial statements.      (Unaudited)        2006           2005         2004++++         2003          2002
Per Share Operating Performance

Net asset value, beginning of period    $        11.51   $      11.68   $      11.83   $      11.73   $      11.52   $      11.21
                                        --------------   ------------   ------------   ------------   ------------   ------------
Investment income--net                           .26++          .47++          .37++          .34++          .39++            .50
Realized and unrealized gain
(loss)--net                                        .02          (.07)          (.08)            .07            .23            .31
                                        --------------   ------------   ------------   ------------   ------------   ------------
Total from investment operations                   .28            .40            .29            .41            .62            .81
                                        --------------   ------------   ------------   ------------   ------------   ------------
Less dividends from investment
income--net                                      (.26)          (.57)          (.44)          (.31)          (.41)          (.50)
                                        --------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period          $        11.53   $      11.51   $      11.68   $      11.83   $      11.73   $      11.52
                                        ==============   ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share       2.38%++++++++          3.13%          2.46%          3.58%          5.51%          7.44%
                                        ==============   ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver                  .84%+++++++++        .86%+++        .85%+++        .85%+++           .85%           .84%
                                        ==============   ============   ============   ============   ============   ============
Expenses                                 .91%+++++++++        .92%+++        .92%+++        .89%+++           .85%           .84%
                                        ==============   ============   ============   ============   ============   ============
Investment income--net                  4.48%+++++++++       4.17%+++       3.08%+++       2.65%+++          3.39%          4.43%
                                        ==============   ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period
(in thousands)                          $      642,417   $    600,847   $    563,606   $    426,393   $    484,030   $    286,726
                                        ==============   ============   ============   ============   ============   ============
Portfolio turnover                        245.98%+++++   207.94%+++++   234.92%+++++   258.01%+++++        287.00%        281.67%
                                        ==============   ============   ============   ============   ============   ============

          * Total investment returns exclude the effects of sales charges.

         ++ Based on average shares outstanding.

       ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the
            Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

     ++++++ Annualized.

        +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      +++++ Portfolio turnover for the Master Portfolio.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                                                  Investor A1

                                                                                                                 For the Period
                                                                                                               October 2, 2006+++
The following per share data and ratios have been derived                                                      to March 31, 2007
from information provided in the financial statements.                                                            (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period                                                                                $       11.51
                                                                                                                    -------------
Investment income--net***                                                                                                     .25
Realized and unrealized gain--net                                                                                             .02
                                                                                                                    -------------
Total from investment operations                                                                                              .27
                                                                                                                    -------------
Less dividends from investment income--net                                                                                  (.26)
                                                                                                                    -------------
Net asset value, end of period                                                                                      $       11.52
                                                                                                                    =============

Total Investment Return*

Based on net asset value per share                                                                                      2.34%++++
                                                                                                                    =============

Ratios to Average Net Assets**

Expenses, net of waiver                                                                                                    .69%++
                                                                                                                    =============
Expenses                                                                                                                   .76%++
                                                                                                                    =============
Investment income--net                                                                                                    4.65%++
                                                                                                                    =============

Supplemental Data

Net assets, end of period (in thousands)                                                                            $     170,761
                                                                                                                    =============
Portfolio turnover                                                                                                   245.98%+++++
                                                                                                                    =============

          * Total investment returns exclude the effects of sales charges.

         ** Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        *** Based on average shares outstanding.

         ++ Annualized.

       ++++ Aggregate total investment return.

        +++ Commencement of operations.

      +++++ Portfolio turnover for the Master Portfolio.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                     Investor B
                                           For the Six
The following per share data and ratios    Months Ended
have been derived from information        March 31, 2007                         For the Year Ended September 30,
provided in the financial statements.      (Unaudited)        2006           2005         2004++++         2003          2002
Per Share Operating Performance

Net asset value, beginning of period    $        11.50   $      11.67   $      11.83   $      11.73   $      11.52   $      11.21
                                        --------------   ------------   ------------   ------------   ------------   ------------
Investment income--net                           .23++          .41++          .30++          .27++          .34++            .44
Realized and unrealized gain
(loss)--net                                        .02          (.07)          (.11)            .08            .22            .31
                                        --------------   ------------   ------------   ------------   ------------   ------------
Total from investment operations                   .25            .34            .19            .35            .56            .75
                                        --------------   ------------   ------------   ------------   ------------   ------------
Less dividends from investment
income--net                                      (.23)          (.51)          (.35)          (.25)          (.35)          (.44)
                                        --------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period          $        11.52   $      11.50   $      11.67   $      11.83   $      11.73   $      11.52
                                        ==============   ============   ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share       2.12%++++++++          2.60%          1.84%          3.04%          4.96%          6.89%
                                        ==============   ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver                 1.36%+++++++++       1.38%+++       1.37%+++       1.36%+++          1.36%          1.36%
                                        ==============   ============   ============   ============   ============   ============
Expenses                                1.42%+++++++++       1.45%+++       1.44%+++       1.47%+++          1.36%          1.36%
                                        ==============   ============   ============   ============   ============   ============
Investment income--net                  3.91%+++++++++       3.60%+++       2.54%+++       2.14%+++          2.94%          3.93%
                                        ==============   ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period
(in thousands)                          $      223,026   $    249,403   $    308,944   $    344,585   $    449,985   $    487,746
                                        ==============   ============   ============   ============   ============   ============
Portfolio turnover                        245.98%+++++   207.94%+++++   234.92%+++++   258.01%+++++        287.00%        281.67%
                                        ==============   ============   ============   ============   ============   ============

          * Total investment returns exclude the effects of sales charges.

         ++ Based on average shares outstanding.

       ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the
            Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

     ++++++ Annualized.

        +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      +++++ Portfolio turnover for the Master Portfolio.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                                                  Investor B1

                                                                                                                 For the Period
                                                                                                               October 2, 2006+++
The following per share data and ratios have been derived                                                      to March 31, 2007
from information provided in the financial statements.                                                            (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period                                                                                $       11.51
                                                                                                                    -------------
Investment income--net***                                                                                                     .22
Realized and unrealized gain--net                                                                                             .03
                                                                                                                    -------------
Total from investment operations                                                                                              .25
                                                                                                                    -------------
Less dividends from investment income--net                                                                                  (.24)
                                                                                                                    -------------
Net asset value, end of period                                                                                      $       11.52
                                                                                                                    =============

Total Investment Return*

Based on net asset value per share                                                                                      2.14%++++
                                                                                                                    =============

Ratios to Average Net Assets**

Expenses, net of waiver                                                                                                   1.09%++
                                                                                                                    =============
Expenses                                                                                                                  1.16%++
                                                                                                                    =============
Investment income--net                                                                                                    4.20%++
                                                                                                                    =============

Supplemental Data

Net assets, end of period (in thousands)                                                                            $      54,855
                                                                                                                    =============
Portfolio turnover                                                                                                   245.98%+++++
                                                                                                                    =============

          * Total investment returns exclude the effects of sales charges.

         ** Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        *** Based on average shares outstanding.

         ++ Annualized.

       ++++ Aggregate total investment return.

        +++ Commencement of operations.

      +++++ Portfolio turnover for the Master Portfolio.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                                                   Investor C

                                                                                                                 For the Period
                                                                                                               October 2, 2006***
The following per share data and ratios have been derived                                                      to March 31, 2007
from information provided in the financial statements.                                                            (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period                                                                                $       11.51
                                                                                                                    -------------
Investment income--net**                                                                                                      .21
Realized and unrealized loss--net                                                                                            --++
                                                                                                                    -------------
Total from investment operations                                                                                              .21
                                                                                                                    -------------
Less dividends from investment income--net                                                                                  (.21)
                                                                                                                    -------------
Net asset value, end of period                                                                                      $       11.51
                                                                                                                    =============

Total Investment Return*

Based on net asset value per share                                                                                  1.79%++++++++
                                                                                                                    =============

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                 1.63%++++
                                                                                                                    =============
Expenses                                                                                                                1.70%++++
                                                                                                                    =============
Investment income--net                                                                                                  4.35%++++
                                                                                                                    =============

Supplemental Data

Net assets, end of period (in thousands)                                                                            $      70,793
                                                                                                                    =============
Portfolio turnover                                                                                                   245.98%+++++
                                                                                                                    =============

          * Total investment returns exclude the effects of sales charges.

         ** Based on average shares outstanding.

        *** Commencement of operations.

         ++ Amount is less than $(.01) per share.

       ++++ Annualized.

        +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      +++++ Portfolio turnover for the Master Portfolio.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                    Investor C1
                                           For the Six
The following per share data and ratios    Months Ended
have been derived from information        March 31, 2007                         For the Year Ended September 30,
provided in the financial statements.      (Unaudited)        2006           2005       2004++++++++       2003          2002
Per Share Operating Performance

Net asset value, beginning of period    $        11.50   $      11.68   $      11.83   $      11.73   $      11.52   $      11.21
                                        --------------   ------------   ------------   ------------   ------------   ------------
Investment income--net                           .22++          .41++          .30++          .26++          .33++            .43
Realized and unrealized gain
(loss)--net                                        .03          (.09)          (.08)            .09            .23            .31
                                        --------------   ------------   ------------   ------------   ------------   ------------
Total from investment operations                   .25            .32            .22            .35            .56            .74
                                        --------------   ------------   ------------   ------------   ------------   ------------
Less dividends from investment
income--net                                      (.23)          (.50)          (.37)          (.25)          (.35)          (.43)
                                        --------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period          $        11.52   $      11.50   $      11.68   $      11.83   $      11.73   $      11.52
                                        ==============   ============   ============   ============   ============   ============
Total Investment Return*

Based on net asset value per share         2.10%++++++          2.46%          1.88%          2.99%          4.91%          6.83%
                                        ==============   ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses, net of waiver                   1.40%+++++++       1.43%+++       1.42%+++       1.39%+++          1.42%          1.42%
                                        ==============   ============   ============   ============   ============   ============
Expenses                                  1.47%+++++++       1.50%+++       1.49%+++       1.39%+++          1.42%          1.42%
                                        ==============   ============   ============   ============   ============   ============
Investment income--net                    3.88%+++++++       3.63%+++       2.52%+++       2.12%+++          2.86%          3.85%
                                        ==============   ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period
(in thousands)                          $      425,716   $    446,870   $    343,060   $    188,416   $    131,739   $    110,065
                                        ==============   ============   ============   ============   ============   ============
Portfolio turnover                        245.98%+++++   207.94%+++++   234.92%+++++   258.01%+++++        287.00%        281.67%
                                        ==============   ============   ============   ============   ============   ============

          * Total investment returns exclude the effects of sales charges.

         ++ Based on average shares outstanding.

       ++++ Annualized.

     ++++++ Aggregate total investment return.

        +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

      +++++ Portfolio turnover for the Master Portfolio.

   ++++++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level.
            This structure is sometimes called a "master/feeder" structure.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (continued)                                                                              BlackRock Bond Fund

                                                                                                                  Investor C2

                                                                                                                 For the Period
                                                                                                               October 2, 2006+++
The following per share data and ratios have been derived                                                      to March 31, 2007
from information provided in the financial statements.                                                            (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period                                                                                $       11.51
                                                                                                                    -------------
Investment income--net***                                                                                                     .23
Realized and unrealized gain--net                                                                                             .01
                                                                                                                    -------------
Total from investment operations                                                                                              .24
                                                                                                                    -------------
Less dividends from investment income--net                                                                                  (.24)
                                                                                                                    -------------
Net asset value, end of period                                                                                      $       11.51
                                                                                                                    =============

Total Investment Return*

Based on net asset value per share                                                                                      2.05%++++
                                                                                                                    =============

Ratios to Average Net Assets**

Expenses, net of waiver                                                                                                   1.10%++
                                                                                                                    =============
Expenses                                                                                                                  1.16%++
                                                                                                                    =============
Investment income--net                                                                                                    4.22%++
                                                                                                                    =============

Supplemental Data

Net assets, end of period (in thousands)                                                                            $      24,154
                                                                                                                    =============
Portfolio turnover                                                                                                   245.98%+++++
                                                                                                                    =============

          * Total investment returns exclude the effects of sales charges.

         ** Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        *** Based on average shares outstanding.

         ++ Annualized.

       ++++ Aggregate total investment return.

        +++ Commencement of operations.

      +++++ Portfolio turnover for the Master Portfolio.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights (concluded)                                                                              BlackRock Bond Fund

                                                                                          Class R

                                                           For the Six                                           For the Period
The following per share data and ratios                    Months Ended              For the Year Ended        January 3, 2003++
have been derived from information                        March 31, 2007               September 30,            to September 30,
provided in the financial statements.                      (Unaudited)       2006           2005      2004++++        2003
Per Share Operating Performance

Net asset value, beginning of period             $        11.51   $        11.68   $        11.84   $        11.74   $      11.49
                                                 --------------   --------------   --------------   --------------   ------------
Investment income--net**                                    .25              .45              .34              .32            .21
Realized and unrealized gain (loss)--net                    .02            (.07)            (.08)              .07            .35
                                                 --------------   --------------   --------------   --------------   ------------
Total from investment operations                            .27              .38              .26              .39            .56
                                                 --------------   --------------   --------------   --------------   ------------
Less dividends from investment income--net                (.25)            (.55)            (.42)            (.29)          (.31)
                                                 --------------   --------------   --------------   --------------   ------------
Net asset value, end of period                   $        11.53   $        11.51   $        11.68   $        11.84   $      11.74
                                                 ==============   ==============   ==============   ==============   ============

Total Investment Return

Based on net asset value per share                     2.25%+++            2.88%            2.12%            3.39%       4.97%+++
                                                 ==============   ==============   ==============   ==============   ============
Ratios to Average Net Assets

Expenses, net of waiver                             1.10%+++++*       1.11%+++++       1.10%+++++        .78%+++++         1.11%*
                                                 ==============   ==============   ==============   ==============   ============
Expenses                                            1.16%+++++*       1.17%+++++       1.17%+++++        .78%+++++         1.11%*
                                                 ==============   ==============   ==============   ==============   ============
Investment income--net                              4.26%+++++*       3.96%+++++       2.85%+++++       2.70%+++++         2.37%*
                                                 ==============   ==============   ==============   ==============   ============

Supplemental Data

Net assets, end of period (in thousands)         $       51,870   $       37,838   $       27,460   $       13,716   $         46
                                                 ==============   ==============   ==============   ==============   ============
Portfolio turnover                               245.98%+++++++   207.94%+++++++   234.92%+++++++   258.01%+++++++        287.00%
                                                 ==============   ==============   ==============   ==============   ============

          * Annualized.

         ** Based on average shares outstanding.

         ++ Commencement of operations.

       ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level.
            This structure is sometimes called a "master/feeder" structure.

        +++ Aggregate total investment return.

      +++++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

    +++++++ Portfolio turnover for the Master Portfolio.

            See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (Unaudited)                   BlackRock Bond Fund


1. Significant Accounting Policies:
BlackRock Bond Fund (the "Fund") is a series of BlackRock Bond Fund, Inc. (the "Bond Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Bond Portfolio (the "Master Portfolio"), of Master Bond Trust, a mutual fund that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Master Portfolio owned by the Fund at March 31, 2007 was 75.7%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C1 Shares, respectively. Class R Shares did not change their designation. Also, effective October 2, 2006, the Fund's Investor A1, Investor B1, Investor C and Investor C2 Shares commenced operations. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are sold with a front-end sales charge. Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares also bear certain expenses related to the distribution of such shares. In addition, Investor A1, Investor B, Investor B1, Investor C1 and Investor C2 are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on certain changes to the Investor A and Investor A1 distribution plans). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1(a) of the Master Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.

(g) Expenses--Certain expenses have been allocated to the individual series of the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each such series.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (continued)                   BlackRock Bond Fund


In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Transactions with Affiliates:
The Investment Advisory Agreement between the Bond Fund and BlackRock Advisors, LLC ("the Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Bond Fund's Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc. The Bond Fund also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each of the Bond Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Bond Fund. For such services, the Manager receives, at the end of each month, a fee with respect to the Fund at the annual rates set forth below which are based upon the aggregate average daily value of the Bond Fund's net assets at the following annual rates: .50% of the Bond Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2007, the aggregate average daily net assets of the Bond Fund, including the Fund and the Bond Fund's other series, BlackRock High Income Fund was approximately $3,922,606,000.

The Manager has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Master Portfolio. For the six months ended March 31, 2007, the Manager earned fees of $4,494,216, of which $801,561 were waived. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser a fee that is a percentage of the Management fee paid by the Fund to the Manager. There is no increase in the aggregate fees paid by the Bond Fund for these services.

Pursuant to the Distribution Plan adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor on-going service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor A1                                     .10%                 --
Investor B                                      .25%               .50%
Investor B1                                     .25%               .25%
Investor C                                      .25%               .75%
Investor C1                                     .25%               .55%
Investor C2                                     .25%               .25%
Class R                                         .25%               .25%



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (continued)                   BlackRock Bond Fund


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R shareholders. The ongoing distribution fee compensates the Distributors and MLPF&S for providing shareholder services and distribution-related services to Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R shareholders.

For the six months ended March 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A and Investor A1 Shares as follows:

                                     FAMD         MLPF&S            BDI

Investor A                       $521,855        $44,823         $1,387
Investor A1                            --             --         $    2


For the six months ended March 31, 2007, MLPF&S received contingent deferred sales charges of $56,103, $2,283, $11,309, $25,600 and $998 relating to transactions in Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares, respectively. Furthermore, BDI received contingent deferred sales charges of $1 and $39 relating to transactions in Investor B and Investor C1 Shares. Furthermore, MLPF&S received contingent deferred sales charges of $232 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                            Call Center
                                                                   Fees

Institutional                                                    $8,785
Investor A                                                       $5,140
Investor A1                                                      $1,360
Investor B                                                       $  673
Investor B1                                                      $2,701
Investor C                                                       $  224
Investor C1                                                      $  777
Investor C2                                                      $   36
Class R                                                          $    0


PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors/trustees of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $478,509,958 and $129,269,937 for the six months ended March 31, 2007 and the year ended September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for
the Six Months Ended                                             Dollar
March 31, 2007                                Shares             Amount

Shares sold                               10,581,489    $   121,845,217
Shares issued resulting from
   reorganization                         10,233,117        117,046,387
Shares issued to shareholders in
   reinvestment of dividends               1,213,707         13,992,339
                                     ---------------    ---------------
Total issued                              22,028,313        252,883,943
Shares redeemed                          (8,582,745)       (98,855,632)
                                     ---------------    ---------------
Net increase                              13,445,568    $   154,028,311
                                     ===============    ===============



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (continued)                   BlackRock Bond Fund


Institutional Shares for
the Year Ended                                                   Dollar
September 30, 2006                            Shares             Amount

Shares sold                               15,640,780    $   178,724,066
Shares issued to shareholders in
   reinvestment of dividends                 911,041         10,418,819
                                     ---------------    ---------------
Total issued                              16,551,821        189,142,885
Shares redeemed                         (14,848,369)      (170,034,152)
                                     ---------------    ---------------
Net increase                               1,703,452    $    19,108,733
                                     ===============    ===============



Investor A Shares for
the Six Months                                                   Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                9,403,684    $   108,171,003
Shares issued to shareholders in
   reinvestment of dividends               1,093,035         12,608,426
                                     ---------------    ---------------
Total issued                              10,496,719        120,779,429
Shares redeemed                          (6,980,274)       (80,213,144)
                                     ---------------    ---------------
Net increase                               3,516,445    $    40,566,285
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               16,972,405    $   194,072,215
Automatic conversion of shares             1,870,912         21,438,141
Shares issued to shareholders in
   reinvestment of dividends               1,579,698         18,086,007
                                     ---------------    ---------------
Total issued                              20,423,015        233,596,363
Shares redeemed                         (16,453,089)      (188,159,675)
                                     ---------------    ---------------
Net increase                               3,969,926    $    45,436,688
                                     ===============    ===============



Investor A1 Shares for the
Period October 2, 2006++ to                                      Dollar
March 31, 2007                                Shares             Amount

Shares sold                                2,248,865    $    25,898,046
Shares issued resulting from
   reorganization                         14,914,407        170,576,068
Shares issued to shareholders in
   reinvestment of dividends                 285,130          3,287,066
                                     ---------------    ---------------
Total issued                              17,448,402        199,761,180
Shares redeemed                          (2,623,547)       (30,214,351)
                                     ---------------    ---------------
Net increase                              14,824,855    $   169,546,829
                                     ===============    ===============

 ++ Commencement of operations.



Investor B Shares for
the Six Months                                                   Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                1,751,330    $    19,964,149
Shares issued to shareholders in
   reinvestment of dividends                 330,679          3,812,339
                                     ---------------    ---------------
Total issued                               2,082,009         23,776,488
Shares redeemed                          (4,409,367)       (50,564,995)
                                     ---------------    ---------------
Net decrease                             (2,327,358)    $  (26,788,507)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                4,599,227    $    52,626,057
Shares issued to shareholders in
   reinvestment of dividends                 751,108          8,596,874
                                     ---------------    ---------------
Total issued                               5,350,335         61,222,931
                                     ---------------    ---------------
Automatic conversion of shares           (1,872,112)       (21,438,141)
Shares redeemed                          (8,254,583)       (94,409,523)
                                     ---------------    ---------------
Total redeemed                          (10,126,695)      (115,847,664)
                                     ---------------    ---------------
Net decrease                             (4,776,360)    $  (54,624,733)
                                     ===============    ===============



Investor B1 Shares for the
Period October 2, 2006++                                         Dollar
to March 31, 2007                             Shares             Amount

Shares sold                                  537,004    $     6,193,458
Shares issued resulting from
   reorganization                          5,655,080         64,699,768
Shares issued to shareholders in
   reinvestment of dividends                  84,303            972,044
                                     ---------------    ---------------
Total issued                               6,276,387         71,865,270
Shares redeemed                          (1,515,685)       (17,464,872)
                                     ---------------    ---------------
Net increase                               4,760,702    $    54,400,398
                                     ===============    ===============

 ++ Commencement of operations.



Investor C Shares for
the Period October 2, 2006++                                     Dollar
to March 31, 2007                             Shares             Amount

Shares sold                                6,377,160    $    73,432,106
Shares issued to shareholders in
   reinvestment of dividends                  46,864            539,717
                                     ---------------    ---------------
Total issued                               6,424,024         73,971,823
Shares redeemed                            (275,749)        (3,178,040)
                                     ---------------    ---------------
Net increase                               6,148,275    $    70,793,783
                                     ===============    ===============

++ Commencement of operations.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (concluded)                   BlackRock Bond Fund



Investor C1 Shares for the
Six Months Ended                                                 Dollar
March 31, 2007                                Shares             Amount

Shares sold                                  974,724    $    11,233,288
Shares issued to shareholders in
   reinvestment of dividends                 658,944          7,597,687
                                     ---------------    ---------------
Total issued                               1,633,668         18,830,975
Shares redeemed                          (3,536,368)       (40,750,638)
                                     ---------------    ---------------
Net decrease                             (1,902,700)    $  (21,919,663)
                                     ===============    ===============



Investor C1 Shares for the Year                                  Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               15,402,885    $   176,203,833
Shares issued to shareholders in
   reinvestment of dividends               1,142,653         13,067,235
                                     ---------------    ---------------
Total issued                              16,545,538        189,271,068
Shares redeemed                          (7,071,636)       (80,734,523)
                                     ---------------    ---------------
Net increase                               9,473,902    $   108,536,545
                                     ===============    ===============



Investor C2 Shares for the
Period October 2, 2006++                                         Dollar
to March 31, 2007                             Shares             Amount

Shares sold                                  216,532    $     2,492,645
Shares issued resulting from
   reorganization                          2,254,685         25,777,816
Shares issued to shareholders in
   reinvestment of dividends                  32,501            374,477
                                     ---------------    ---------------
Total issued                               2,503,718         28,644,938
Shares redeemed                            (405,918)        (4,675,365)
                                     ---------------    ---------------
Net increase                               2,097,800    $    23,969,573
                                     ===============    ===============

++ Commencement of operations.



Class R Shares for the
Six Months Ended                                                 Dollar
March 31, 2007                                Shares             Amount

Shares sold                                1,263,173    $    14,572,094
Shares issued resulting from
   reorganization                            686,208          7,854,342
Shares issued to shareholders in
   reinvestment of dividends                  89,048          1,027,294
                                     ---------------    ---------------
Total issued                               2,038,429         23,453,730
Shares redeemed                            (826,709)        (9,540,781)
                                     ---------------    ---------------
Net increase                               1,211,720    $    13,912,949
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                2,071,808    $    23,789,947
Shares issued to shareholders in
   reinvestment of dividends                 116,456          1,332,089
                                     ---------------    ---------------
Total issued                               2,188,264         25,122,036
Shares redeemed                          (1,250,270)       (14,309,332)
                                     ---------------    ---------------
Net increase                                 937,994    $    10,812,704
                                     ===============    ===============


4. Capital Loss Carryforward:
On September 30, 2006, the Fund had a net capital loss carryforward of $19,646,247, of which $2,086,933 expires in 2007, $392,843 expires in 2008,
$12,816,607 expires in 2009 and $4,349,864 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


5. Acquisition of BlackRock Intermediate Term Fund of BlackRock Bond Fund,
Inc.:
On October 16, 2006, the Fund acquired all of the net assets of BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. ("Intermediate Term") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 33,301,167 shares of common stock of Intermediate Term for 33,743,497 shares of common stock of the Fund. Intermediate Term's net assets on that date of $385,954,381, including $674,588 of net unrealized depreciation and $4,644,225 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $2,424,351,188.


6. Subsequent Event:
On May 16, 2007, the Fund's Board of Directors/Trustees has approved a plan of reorganization whereby the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of another BlackRock fund. The proposed reorganization is subject to approval by the Board of Directors/ Trustees and the shareholders of the fund to be acquired, and certain other conditions.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Portfolio Information                                     Master Bond Portfolio


As of March 31, 2007


                                                   Percent of
                                                     Total
Asset Mix                                         Investments

U.S. Government Agency Mortgage-Backed
  Securities                                          27.9%
Asset-Backed Securities                               26.7
Non-Government Agency Mortgage-Backed
  Securities                                          17.0
Corporate Bonds                                        9.5
U.S. Government & Agency Obligations                   8.1
U.S. Government Agency Mortgage-Backed
  Obligations--Collateralized Mortgage
  Obligations                                          5.0
Preferred Securities                                   0.6
Foreign Government Obligations                         0.5
Other*                                                 4.7

 * Includes portfolio holdings in short-term investments and options.



                                                   Percent of
Quality Ratings by                                   Total
S&P/Moody's                                       Investments

AAA/Aaa                                               77.9%
AA/Aa                                                  5.6
A/A                                                    1.5
BBB/Baa                                                2.7
BB/Ba                                                  0.8
B/B                                                    1.0
NR (Not Rated)                                         5.4
Other*                                                 5.1

 * Includes portfolio holdings in preferred stocks, options and short-term investments.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments as of March 31, 2007 (Unaudited)  Master Bond Portfolio

                                                              (in U.S. dollars)

            Face
          Amount    Asset-Backed Securities++                          Value

                    ACE Securities Corp. (b):
USD      580,803        Series 2003-OP1 Class A2, 5.69%
                        due 12/25/2033                           $      581,795
      11,203,000        Series 2005-ASP1 Class M1, 6.01%
                        due 9/25/2035                                10,945,141
      29,000,000        Series 2005-HE6 Class A2B, 5.53%
                        due 10/25/2035                               29,007,378
      22,556,802        Series 2006-NC3 Class A2A, 5.37%
                        due 12/25/2036                               22,555,086

      20,472,528    Aegis Asset Backed Securities Trust Series
                      2006-1 Class A1, 5.40% due 1/25/2037 (b)       20,469,500

                    Ameriquest Mortgage Securities, Inc. (b):
      11,525,000        Series 2003-7 Class M1, 6.18%
                        due 8/25/2033                                11,601,699
       8,800,000        Series 2004-R1 Class M2, 5.91%
                        due 2/25/2034                                 8,814,674

      18,422,212    Asset Backed Funding Certificates Series
                      2006-OPT3 Class A3A, 5.38%
                      due 11/25/2036 (b)                             18,423,412

      29,100,000    Banc of America Securities Auto Trust Series
                      2006-G1 Class A4, 5.17% due 12/20/2010         29,209,378

      28,350,000    Bank One Issuance Trust Series 2002-A6
                      Class A, 5.51% due 6/15/2012 (b)               28,500,059

                    Bear Stearns Asset Backed Securities,
                      Inc. (b):
       9,290,075        Series 2005-4 Class A, 5.66%
                        due 1/25/2036                                 9,290,040
      29,300,000        Series 2005-HE10 Class A2, 5.62%
                        due 8/25/2035                                29,347,469
      11,407,000        Series 2005-SD1 Class 1A2, 5.63%
                        due 7/25/2027                                11,429,820
      21,011,127        Series 2006-HE8 Class 1A1, 5.46%
                        due 10/25/2036                               21,007,679
      17,385,914        Series 2006-HE10 Class 21A1, 5.43%
                        due 10/25/2036                               17,396,958

       4,850,000    Capital Auto Receivables Asset Trust Series
                      2004-2 Class D, 5.82% due 5/15/2012 (a)         4,799,091

                    Carrington Mortgage Loan Trust Class A1 (b):
      20,283,921        Series 2006-NC5 5.37% due 1/25/2037          20,295,748
      25,786,283        Series 2007-RFC1 5.37% due 12/25/2036        25,804,393

      10,900,000    Chase Manhattan Auto Owner Trust Series
                      2006-A Class A4, 5.36% due 1/15/2013           10,985,449

                    Countrywide Asset Backed Certificates (b):
       2,730,564        Series 2003-2 Class M1, 6.028%
                        due 6/26/2033                                 2,735,183
         909,397        Series 2003-BC3 Class A2, 5.64%
                        due 9/25/2033                                   909,610
       2,861,548        Series 2004-5 Class A, 5.78%
                        due 10/25/2034                                2,880,104
       8,750,000        Series 2004-5 Class M2, 6% due 7/25/2034      8,784,025
      10,300,000        Series 2004-13 Class AF4, 4.583%
                        due 1/25/2033                                10,160,322
      10,715,000        Series 2004-13 Class MF1, 5.071%
                        due 12/25/2034                               10,487,757
      27,999,007        Series 2006-20 Class 2A1, 4.77%
                        due 4/25/2028                                28,116,844
      25,669,658        Series 2006-21 Class 2A1, 5.37%
                        due 12/25/2036                               25,675,904



            Face
          Amount    Asset-Backed Securities++                          Value

                    Countrywide Asset Backed Certificates (b)
                      (concluded):
USD   19,572,613        Series 2006-22 Class 2A1, 5.40%
                        due 12/25/2036                           $   19,577,449
      27,836,435        Series 2006-25 Class 2A1, 5.39%
                        due 6/25/2037                                27,854,130
      16,142,274        Series 2006-26 Class 2A1, 5.43%
                        due 6/25/2037                                16,140,936

      25,800,000    Daimler Chrysler Auto Trust Series 2006-D
                      Class A3, 4.98% due 2/08/2011                  25,801,166

      15,086,000    Equifirst Mortgage Loan Trust Series 2004-2
                      Class M1, 5.87% due 7/25/2034 (b)              15,111,348

                    First Franklin Mortgage Loan Asset Backed
                      Certificates (b):
       3,614,526        Series 2004-FF10 Class A2, 5.73%
                        due 12/25/2032                                3,618,882
      20,089,420        Series 2005-FF10 Class A6, 5.68%
                        due 11/25/2035                               20,089,313

                    Ford Credit Auto Owner Trust:
      11,650,000        Series 2004-A Class A4, 3.54%
                        due 11/15/2008                               11,562,048
      25,925,000        Series 2005-A Class A4, 3.72%
                        due 10/15/2009                               25,562,037
      18,700,000        Series 2006-B Class A4, 5.25%
                        due 9/15/2011                                18,786,572

      19,989,270    Fremont Home Loan Trust Series 2005-E
                      Class 2A2, 5.49% due 1/25/2036 (b)             19,993,336

      13,500,000    GE Dealer Floorplan Master Note Trust
                      Series 2004-2 Class B, 5.61% due
                      7/20/2009 (b)                                  13,506,607

      23,142,163    HSI Asset Securitization Corp. Trust
                      Series 2006-HE1 Class 2A1, 5.37%
                      due 10/25/2036 (b)                             23,109,569

      10,500,000    Harley-Davidson Motorcycle Trust Series
                      2006-2 Class A2, 5.35% due 3/15/2013           10,572,619

                    Home Equity Asset Trust (b):
       3,571,731        Series 2005-1 Class A2, 5.61% due
                        5/25/2035                                     3,576,176
       3,228,122        Series 2005-3 Class 1A2, 5.58%
                        due 8/25/2035                                 3,228,408

      26,390,000    Honda Auto Receivables Owner Trust Series
                      2006-3 Class A3, 5.12% due 10/15/2010          26,405,174

      24,071,503    Indymac Residential Asset Backed Trust
                      Series 2006-E Class 2A1, 5.38% due
                      4/25/2037 (b)                                  24,085,075

       6,236,520    Irwin Home Equity Series 2005-C Class 1A1,
                      5.58% due 4/25/2030 (b)                         6,238,081

      29,473,261    Ixis Real Estate Capital Trust Series
                      2007-HE1 Class A1, 5.38% due 5/25/2037 (b)     29,471,525

      16,210,998    JPMorgan Mortgage Acquisition Corp.
                      Series 2006- HE3 Class A2, 5.39% due
                      11/25/2036 (b)                                 16,209,800

      19,914,216    Long Beach Mortgage Loan Trust Series
                      2006-11 Class 2A1, 5.38% due 12/25/2036 (b)    19,926,318

                    Morgan Stanley ABS Capital I, Inc. (b):
       4,616,601        Series 2005-HE1 Class A2MZ, 5.63%
                        due 12/25/2034                                4,619,543
       1,450,708        Series 2005-NC2 Class A1MZ, 5.58%
                        due 3/25/2035                                 1,450,840
       1,503,156        Series 2005-NC2 Class A2MZ, 5.58%
                        due 3/25/2035                                 1,503,299



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments (continued)                       Master Bond Portfolio

                                                              (in U.S. dollars)

            Face
          Amount    Asset-Backed Securities++                          Value

                    Morgan Stanley ABS Capital I, Inc. (b)
                      (concluded):
USD   20,048,985        Series 2006-HE8 Class A2A, 5.40%
                        due 10/25/2035                           $   20,060,068
      23,905,759        Series 2007-NC1 Class A2A, 5.37%
                        due 11/25/2036                               23,919,868

      15,807,598    Nationstar Home Equity Loan Trust Series
                      2006-B Class AV1, 6.02% due 9/25/2036 (b)      15,807,562

                    New Century Home Equity Loan Trust (b):
       8,571,097        Series 2005-2 Class A2MZ, 5.59%
                        due 6/25/2035                                 8,525,662
      14,074,158        Series 2005-3 Class A2B, 5.53%
                        due 7/25/2035                                14,072,944

       6,922,395    Nomura Home Equity Loan, Inc. Series
                      2006-He1 Class A1, 5.40% due 2/25/2036 (b)      6,923,634

       2,898,225    Option One Mortgage Loan Trust Series
                      2003-4 Class A2, 5.65% due 7/25/2033 (b)        2,902,631

                    Park Place Securities, Inc. Series
                      2005-WCH1 (b):
       2,393,612        Class A1B, 5.63% due 1/25/2035                2,394,811
       2,003,300        Class A3D, 5.67% due 1/25/2035                2,004,302

       4,020,000    Popular ABS Mortgage Pass-Through Trust
                      Series 2005-1 Class M2, 5.51% due 5/25/2035     3,949,681

      17,179,736    RAAC Series 2005-SP2 Class 2A, 5.62%
                      due 6/25/2044 (b)                              17,176,219

                    Residential Asset Mortgage Products,
                      Inc. (b):
       5,160,063        Series 2004-RS11 Class A2, 5.60%
                        due 12/25/2033                                5,176,139
       9,655,542        Series 2005-RS3 Class AI2, 5.50%
                        due 3/25/2035                                 9,670,312
      21,172,692        Series 2006-EFC2 Class A1, 5.41%
                        due 12/25/2036                               21,172,635

       2,707,759    Residential Asset Securities Corp. Series
                      2003-KS5 Class AIIB, 5.90% due 7/25/2033 (b)    2,708,319

      24,900,000    Soundview Home Equity Loan Trust
                      Series 2005-OPT3 Class A4, 5.62%
                      due 11/25/2035 (b)                             24,924,367

                    Structured Asset Investment Loan Trust (b):
      17,050,000        Series 2003-BC6 Class M1, 6.08%
                        due 7/25/2033                                17,081,205
      16,700,000        Series 2003-BC7 Class M1, 6.08%
                        due 7/25/2033                                16,734,262
       5,737,000        Series 2004-8 Class M4, 6.33%
                        due 9/25/2034                                 5,753,030

                    Structured Asset Securities Corp. (b):
       4,806,811        Series 2004-23XS Class 2A1, 4.55%
                        due 1/25/2035                                 4,823,552
      21,263,623        Series 2006-BC6 Class A2, 5.43%
                        due 1/25/2037                                21,260,444

                    USAA Auto Owner Trust Series 2006-4:
      23,200,000        Series Class A3, 5.01% due 6/15/2011         23,214,045
      21,651,000        Series Class A4, 4.98% due 10/15/2012        21,662,220

         682,777    Wells Fargo Home Equity Trust Series 2004-2
                      Class A32, 5.66% due 2/25/2032 (b)                682,814



            Face
          Amount    Asset-Backed Securities++                          Value

USD      251,353    Whole Auto Loan Trust Series 2004-1
                      Class D, 5.60% due 3/15/2011               $      251,191

                    Total Asset-Backed Securities
                    (Cost--$1,101,159,948)--33.0%                 1,101,066,686



                    U.S. Government & Agency Obligations

      25,300,000    Fannie Mae, 7.125% due 1/15/2030                 31,410,431
                    U.S. Treasury Bonds:
       2,245,000        8.125% due 8/15/2019                          2,931,831
      41,615,000        6.25% due 8/15/2023                          47,775,976
       7,815,000        7.25% due 8/15/2022 (f)                       9,774,244
      25,000,000        5.375% due 2/15/2031                         26,652,350
      70,495,000        4.50% due 2/15/2036                          66,463,532
                    U.S. Treasury Inflation Indexed Bonds:
      18,371,792        3.875% due 1/15/2009                         19,042,785
      16,080,085        3.50% due 1/15/2011                          16,977,675
      37,519,398        1.625% due 1/15/2015                         36,018,622
      10,196,400        2% due 1/15/2026                              9,690,567
       9,152,194        2.375% due 1/15/2027                          9,227,626
                    U.S. Treasury Notes:
      35,000,000        4.50% due 11/15/2015                         34,643,175
      24,340,000        4.625% due 2/29/2012                         24,430,326

                    Total U.S. Government & Agency Obligations
                    (Cost--$330,302,243)--10.0%                     335,039,140



                    U.S. Government Agency
                    Mortgage-Backed Securities++

                    Fannie Mae Guaranteed Pass-Through
                      Certificates:
      17,000,000        4.00% due 4/01/2022 (h)                      16,049,054
      50,000,000        4.50% due 4/15/2022 (h)                      48,390,600
     281,656,343        5.00% due 4/15/2022 - 4/15/2037 (h)         274,826,240
     242,630,620        5.50% due 12/01/2018 - 4/15/2037 (h)        242,484,976
     183,959,630        6.00% due 4/15/2022 - 4/15/2037 (h)         186,749,538
      32,958,236        6.50% due 12/01/2028 - 5/15/2037 (h)         33,668,349
                    Freddie Mac Mortgage Participation
                      Certificates:
     101,806,504        5.00% due 12/01/2035 - 10/01/2036            98,411,098
     174,075,361        5.50% due 6/01/2020 - 5/15/2037 (h)         172,757,570
      24,381,804        5.984% due 1/01/2037 (b)                     24,644,620
      26,867,209        6.00% due 5/01/2035 - 5/15/2037 (h)          27,069,743
         283,658        6.50% due 10/01/2033                            291,181
       3,228,984        7.00% due 2/01/2031 - 4/01/2032               3,360,181
                    Ginnie Mae MBS Certificates:
      18,000,000        6.00% due 9/15/2034 - 4/15/2037 (h)          18,241,930
       3,181,861        6.50% due 6/15/2031 - 4/15/2032               3,270,946
         579,387        7.50% due 4/15/2031 - 3/15/2032                 604,959

                    Total U.S. Government Agency
                    Mortgage-Backed Securities
                    (Cost--$1,150,982,679)--34.4%                 1,150,820,985



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments (continued)                       Master Bond Portfolio

                                                              (in U.S. dollars)

                    U.S. Government Agency Mortgage-Backed
            Face    Obligations--Collateralized
          Amount    Mortgage Obligations                               Value

                    Fannie Mae Trust:
USD   79,710,147        Series 360 Class 2, 5% due
                        8/01/2035 (i)                            $   18,711,686
      37,681,018        Series 378 Class 4, 5% due
                        11/25/2036 (i)                                9,011,291
      20,000,000        Series 2003-41 Class XU, 4%
                        due 7/25/2015                                19,510,724
      21,152,000        Series 2003-87 Class TJ, 4.50%
                        due 9/25/2018                                20,162,349
      25,892,850        Series 2005-63 Class PA, 5.50%
                        due 10/25/2024                               25,876,346
      16,252,868        Series 2007-22 Class PA, 5.50%
                        due 3/25/2037                                16,313,104
                    Freddie Mac Multiclass Certificates:
      13,685,341        Series 2675 Class CB, 4% due 5/15/2016       13,332,269
      15,000,000        Series 2687 Class PM, 4.50%
                        due 11/15/2026                               14,803,353
      10,546,210        Series 3068 Class VA, 5.50%
                        due 10/15/2016                               10,612,141
      18,150,114        Series 3137 Class XP, 6% due 4/15/2036       18,589,015
      15,446,958        Series 3210 Class PA, 6% due 3/15/2029       15,592,784
      22,999,504        Series 3242 Class QA, 5.50% due 3/15/2030    23,102,006

                    Total U.S. Government Agency
                    Mortgage-Backed Obligations--
                    Collateralized Mortgage Obligations
                    (Cost--$205,729,637)--6.2%                      205,617,068



                    Non-Government Agency
                    Mortgage-Backed Securities++

Collateralized Mortgage Obligations--5.6%

          15,020    BlackRock Capital Finance LP Series 1997-R2
                      Class AP, 9.121% due 12/25/2035 (a)(b)(c)          15,020
          27,106    Collateralized Mortgage Obligation Trust
                      Series 57 Class D, 9.90% due 2/01/2019             27,144
                    Countrywide Alternative Loan Trust (b):
      22,243,124        Series 2006-OC9 Class A1, 5.39%
                        due 9/25/2035                                22,250,313
      16,404,387        Series 2006-OC10 Class 2A1, 5.44%
                        due 11/25/2036                               16,398,564
      25,888,047        Series 2006-OC11 Class 2A1, 5.45%
                        due 12/29/2036                               25,882,598
                    Impac Secured Assets CMN Owner Trust
                    Series 2004-3 (b):
       5,595,507        Class 1A4, 5.73% due 11/25/2034               5,606,571
      11,950,000        Class M1, 5.93% due 11/25/2034               11,982,551
      19,141,812    Indymac Index Mortgage Loan Trust
                      Series 2006-AR41 Class A3, 5.50%
                      due 2/25/2037 (b)                              19,178,779
      17,210,309    JPMorgan Mortgage Trust Series 2005-A2
                      Class 4A1, 5.207% due 4/25/2035 (b)            16,949,724
      28,670,310    Luminent Mortgage Trust Series 2006-7
                      Class 1A1, 5.50% due 5/25/2036 (b)             28,746,495
          47,902    Ocwen Residential MBS Corp. Series 1998-R2
                      Class AP, 8.343% due 11/25/2034 (a)(b)             38,322
       5,267,285    RMAC Plc Series 2003-NS2A Class A2C, 5.74%
                      due 9/12/2035 (b)                               5,268,928
      20,443,163    Residential Accredit Loans, Inc. Series
                      2005-QS12 Class A8, 5.65% due 8/25/2035 (b)    20,424,967



            Face    Non-Government Agency
          Amount    Mortgage-Backed Securities++                       Value

Collateralized Mortgage Obligations (concluded)

                    Structured Asset Securities Corp. (b):
USD    3,568,652        Series 2005-GEL2 Class A, 5.61%
                        due 4/25/2035                            $    3,566,676
      11,550,705        Series 2005-OPT1 Class A4M, 5.68%
                        due 11/25/2035                               11,546,898
           1,158    Washington Mutual Series 2000-1 Class B1,
                      9.33% due 1/25/2040 (b)                             1,146
                                                                 --------------
                                                                    187,884,696

Commercial Mortgage-Backed Securities--15.4%

      25,030,000    Bear Stearns Commercial Mortgage
                      Securities Series 1998-C1 Class A2,
                      6.44% due 6/16/2030                            25,271,667
      18,348,592    CS First Boston Mortgage Securities Corp.
                      Series 2002-CP5 Class A1, 4.106%
                      due 12/15/2035                                 17,959,534
      18,740,000    CWCapital Cobalt Series 2006-C1 Class A4,
                      5.223% due 8/15/2048                           18,574,563
      22,903,942    Capco America Securitization Corp. Series
                      1998-D7 Class A1B, 6.26% due 10/15/2030        23,146,824
                    Chase Commercial Mortgage Securities Corp.:
      19,047,633        Series 1999-2 Class A2, 7.198%
                        due 1/15/2032                                19,861,470
      21,588,198        Series 2000-1 Class A2, 7.757%
                        due 4/15/2032                                22,769,034
      13,000,000    First Union National Bank Commercial
                      Mortgage Series 2000-C1 Class A2, 7.841%
                      due 5/17/2032                                  13,860,908
                    GMAC Commercial Mortgage Securities, Inc.:
      19,003,523        Series 1998-C2 Class D, 6.50%
                        due 5/15/2035                                19,370,622
      21,105,262        Series 1999-C1 Class A2, 6.18%
                        due 5/15/2033                                21,364,845
      15,000,000        Series 2001-C1 Class B, 6.67%
                        due 4/15/2034                                15,798,453
         700,000        Series 2004-C3 Class AAB, 4.702%
                        due 12/10/2041                                  683,365
      18,650,000    GS Mortgage Securities Corp. II Series
                      2006-GG6 Class A2, 5.506% due 4/10/2038 (b)    18,881,844
      19,400,000    Greenwich Capital Commercial Funding Corp.
                      Series 2004-GG1 Class A4, 4.755%
                      due 6/10/2036                                  19,217,539
                    JPMorgan Chase Commercial Mortgage
                      Securities Corp.:
      20,738,000        Series 2001-CIB2 Class A3, 6.429%
                        due 4/15/2035                                21,690,415
      17,650,000        Series 2006-CB17 Class A4, 5.429%
                        due 12/12/2043                               17,694,840
      19,615,039    Keycorp Series 2000-C1 Class A2, 7.73%
                      due 5/17/2032                                  20,722,387
                    LB Commercial Conduit Mortgage Trust:
       9,348,959        Series 1998-C1 Class A3, 6.48%
                        due 2/18/2030                                 9,377,934
      16,000,000        Series 1999-C2 Class A2, 7.325%
                        due 10/15/2032                               16,626,875
                    LB-UBS Commercial Mortgage Trust:
      20,265,000        Series 2000-C3 Class A2, 7.95%
                        due 5/15/2025                                21,605,734
      15,850,000        Series 2005-C3 Class A5, 4.739%
                        due 7/15/2030                                15,254,378
      20,170,000        Series 2006-C7 Class A2, 5.30%
                        due 11/15/2038                               20,294,306



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments (continued)                       Master Bond Portfolio

                                                              (in U.S. dollars)

            Face    Non-Government Agency
          Amount    Mortgage-Backed Securities++                       Value

Commercial Mortgage-Backed Securities (concluded)

USD   20,260,000    LB-UBS Commercial Mortgage Trust
                      Series 2007-C1 Class A4, 5.424%
                      due 2/15/2040                              $   20,432,413
      19,420,000    Morgan Stanley Capital I Series 2006-IQ12
                      Class A4, 5.332% due 12/15/2043 (b)            19,326,221
      21,244,144    Morgan Stanley Dean Witter Capital I
                      Series 2000-LIFE Class A2, 7.57%
                      due 11/15/2036                                 22,313,358
      20,081,529    Nationslink Funding Corp. Series 1998-1
                      Class B, 6.436% due 3/20/2030                  20,123,674
                    Wachovia Bank Commercial Mortgage Trust:
      19,075,000        Series 2006-C25 Class A5, 5.773%
                        due 5/15/2043 (b)                            19,687,662
      15,101,000        Series 2006-C28 Class A2, 5.50%
                        due 10/15/2048                               15,282,069
      17,030,000        Series 2006-C28 Class A4, 5.572%
                        due 10/15/2048                               17,259,879
                                                                 --------------
                                                                    514,452,813

                    Total Non-Government Agency
                    Mortgage-Backed Securities
                    (Cost--$703,838,169)--21.0%                     702,337,509



                    Corporate Bonds

Airlines--0.2%

       2,701,713    American Airlines, Inc. Series 2003-1,
                      3.857% due 1/09/2012                            2,608,774
       2,555,000    Continental Airlines, Inc. Series 2002-1,
                      6.563% due 8/15/2013                            2,708,300
       3,010,000    Southwest Airlines Co., 7.875% due 9/01/2007      3,037,472
                                                                 --------------
                                                                      8,354,546

Beverages--0.0%

         185,000    Diageo Capital Plc, 3.50% due 11/19/2007            182,979

Building Products--0.1%

       1,795,000    Momentive Performance Materials, Inc.,
                      10.125% due 12/01/2014 (a)(e)                   1,866,800

Capital Markets--1.9%

         885,000    Mellon Funding Corp. 4.875% due 6/15/2007           884,174
      62,850,000    Morgan Stanley, 5.60% due 1/09/2012 (b)          62,841,452
                                                                 --------------
                                                                     63,725,626

Commercial Banks--1.7%

       6,660,000    Barclays Bank Plc, 8.55% (a)(g)                   7,457,801
       5,125,000    Corporacion Andina de Fomento, 6.875%
                      due 3/15/2012                                   5,456,249
      32,450,000    Eksportfinans A/S, 5.125% due 10/26/2011         32,705,901
JPY1,187,000,000    Kreditanstalt fuer Wiederaufbau, 0.325%
                      due 8/08/2011 (b)                              10,073,675
                                                                 --------------
                                                                     55,693,626

Consumer Finance--0.4%

USD      890,000    American Express Co., 6.80% due 9/01/2066 (b)       947,799
                    HSBC Finance Corp.:
       5,375,000        6.50% due 11/15/2008                          5,480,264
       1,905,000        5.875% due 2/01/2009                          1,926,669
       3,135,000    MBNA America Bank NA, 4.625%
                      due 8/03/2009                                   3,104,440



            Face
          Amount    Corporate Bonds                                    Value

Consumer Finance (concluded)

                    MBNA Corp.:
USD      870,000        5.625% due 11/30/2007                    $      872,011
       2,750,000        4.625% due 9/15/2008                          2,729,050
                                                                 --------------
                                                                     15,060,233

Diversified Financial Services--1.6%

       5,555,000    Bank of America Corp., 4.875% due 9/15/2012       5,490,562
                    Citigroup, Inc.:
      10,305,000        5.625% due 8/27/2012                         10,491,665
      12,000,000        5.50% due 2/15/2017                          11,937,372
       2,445,000    Ford Motor Credit Co., 9.75%
                      due 9/15/2010 (a)                               2,575,421
                    General Electric Capital Corp.:
      15,000,000        5% due 11/15/2011                            14,955,765
       5,000,000        6.75% due 3/15/2032                           5,665,160
                    JPMorgan Chase & Co. (b):
          10,000        4.50% due 11/15/2010                              9,785
       3,170,000        4.891% due 9/01/2015                          3,141,660
                                                                 --------------
                                                                     54,267,390

Diversified Telecommunication Services--0.7%

       3,175,000    Deutsche Telekom International Finance BV,
                      8.25% due 6/15/2030                             3,932,739
       8,030,000    GTE Corp., 6.84% due 4/15/2018                    8,689,673
       5,825,000    TELUS Corp., 7.50% due 6/01/2007                  5,843,448
       4,435,000    Telecom Italia Capital SA, 6% due 9/30/2034       4,016,012
                                                                 --------------
                                                                     22,481,872

Electric Utilities--0.3%

       3,755,000    Nevada Power Co., 6.65% due 4/01/2036             3,913,116
       5,130,000    Sierra Pacific Power Co., 6% due 5/15/2016        5,201,456
                                                                 --------------
                                                                      9,114,572

Health Care Equipment & Supplies--0.1%

       3,780,000    The Cooper Cos., Inc., 7.125%
                      due 2/15/2015 (a)                               3,836,700

Health Care Providers & Services--0.1%

       3,465,000    UnitedHealth Group, Inc., 5.80%
                      due 3/15/2036                                   3,338,029

Insurance--0.6%

       5,255,000    American International Group, Inc., 6.25%
                      due 5/01/2036                                   5,515,811
       3,655,000    Lincoln National Corp., 7% due 5/17/2066 (b)      3,830,085
       7,085,000    MetLife, Inc., 6.40% due 12/15/2066               6,917,744
         735,000    Principal Life Global Funding I, 3.625%
                      due 4/30/2008 (a)                                 719,626
       4,220,000    The Travelers Cos, Inc., 6.25%
                      due 3/15/2067 (b)                               4,167,659
                                                                 --------------
                                                                     21,150,925

Media--1.7%

                    Comcast Corp.:
       7,050,000        6.50% due 1/15/2017                           7,440,577
       7,000,000        6.45% due 3/15/2037                           7,007,980
       3,895,000    Cox Communications, Inc., 7.125%
                      due 10/01/2012                                  4,199,133
       1,495,000    Idearc Inc., 8% due 11/15/2016 (a)                1,537,981
                    News America, Inc.:
       5,210,000        6.40% due 12/15/2035                          5,182,257
       5,060,000        6.75% due 1/09/2038                           5,346,659
       3,135,000    Shaw Communications, Inc., 7.20%
                      due 12/15/2011                                  3,323,100



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments (continued)                       Master Bond Portfolio

                                                              (in U.S. dollars)

            Face
          Amount    Corporate Bonds                                    Value

Media (concluded)

USD    9,715,000    Time Warner Companies, Inc., 9.125%
                      due 1/15/2013                              $   11,384,882
      10,000,000    Time Warner, Inc., 5.875% due 11/15/2016         10,083,260
                                                                 --------------
                                                                     55,505,829

Multi-Utilities--0.0%

         750,000    Ameren Corp., 4.263% due 5/15/2007                  748,396

Oil, Gas & Consumable Fuels--1.2%

      10,000,000    Anadarko Petroleum Corp., 6.45%
                      due 9/15/2036                                   9,895,470
       6,635,000    Northwest Pipeline Corp., 7% due 6/15/2016        7,107,744
      18,000,000    Pemex Project Funding Master Trust, 6.655%
                      due 6/15/2010 (a)(b)                           18,459,000
       4,015,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (a)      4,045,112
         775,000    Tennessee Gas Pipeline Co., 7%
                      due 10/15/2028                                    829,766
                                                                 --------------
                                                                     40,337,092

Pharmaceuticals--0.1%

       4,965,000    Wyeth, 6% due 2/15/2036                           4,937,583

Real Estate Investment Trusts (REITs)--0.1%

       2,075,000    Developers Diversified Realty Corp. 6.625%
                      due 1/15/2008                                   2,094,032

Semiconductors & Semiconductor Equipment--0.8%

                    Freescale Semiconductor, Inc. (a):
       3,605,000        9.125% due 12/15/2014 (e)                     3,577,962
         465,000        9.244% due 12/15/2014 (b)                       463,837
      21,800,000    International Rectifier Corp., 4.25%
                      due 7/15/2007 (d)                              21,663,750
                                                                 --------------
                                                                     25,705,549

Wireless Telecommunication Services--0.1%

       3,140,000    Sprint Capital Corp., 8.75% due 3/15/2032         3,703,690

                    Total Corporate Bonds
                    (Cost--$391,898,165)--11.7%                     392,105,469



                    Foreign Goverment Obligations

       8,475,000    Argentina Bonos, 5.475% due 8/03/2012 (b)         8,089,626
JPY  985,900,000    Finland Government International Bond, .30%
                      due 10/18/2007                                  8,343,823
                    Mexico Government International Bond:
USD    2,378,000        6.375% due 1/16/2013                          2,507,601
       2,775,000        5.875% due 1/15/2014                          2,858,250

                    Total Foreign Goverment Obligations
                    (Cost--$21,617,381)--0.7%                        21,799,300



                    Preferred Securities

                    Capital Trusts

Commercial Banks--0.1%

       3,555,000    BAC Capital Trust VI, 5.625% due 3/08/2035        3,302,780
         445,000    RBS Capital Trust I, 5.512% (b)(g)                  437,829
                                                                 --------------
                                                                      3,740,609



                    Preferred Securities

            Face
          Amount    Capital Trusts                                     Value

Oil, Gas & Consumable Fuels--0.1%

USD    3,555,000    Pemex Project Funding Master Trust,
                      7.375% due 12/15/2014                      $    3,926,497

                    Total Capital Trusts
                    (Cost--$7,657,024)--0.2%                          7,667,106



          Shares
            Held    Preferred Stocks

Commercial Banks--0.0%

         450,000    Barclays Bank Plc, 6.278%                           433,165

Thrifts & Mortgage Finance--0.4%

         214,200    Fannie Mae Series O, 7% (b)                      11,245,500

                    Total Preferred Stocks
                    (Cost--$12,323,162)--0.4%                        11,678,665



            Face
          Amount    Trust Preferred

Commercial Banks--0.1%

USD    4,300,000    SunTrust Capital VIII, 6.10% due 12/01/2066 (b)   4,027,969

                    Total Trust Preferred
                    (Cost--$4,230,426)--0.1%                          4,027,969

                    Total Preferred Securities
                    (Cost--$24,210,612)--0.7%                        23,373,740



                    Short-Term Securities

U.S. Government Agency Obligations**--5.9%

                    Federal Home Loan Bank System:
      98,100,000        4.985% due 4/02/2007                         98,100,000
     100,000,000        6.41% due 4/04/2007                          99,971,500

                    Total Short-Term Securities
                    (Cost--$198,071,500)--5.9%                      198,071,500



       Number of
   Contracts++++    Options Purchased

Call Options Purchased

              59    Receive a fixed rate 5.39% and pay a floating
                      rate based on 3-month LIBOR, expiring
                      March 2012, broker Lehman Brothers Special
                      Financing (j)                                   2,091,372

Put Options Purchased

              59    Pay a fixed rate 5.39% and receive a floating
                      rate based on 3-month LIBOR, expiring
                      March 2012, broker Lehman Brothers Special
                      Financing (j)                                   2,617,716
             101    Pay a fixed rate 5.35% and receive a floating
                      rate based on 3-month LIBOR, expiring
                      May 2007, broker Deutsche Bank (j)                317,677
                                                                 --------------
                                                                      2,935,393

                    Total Options Purchased
                    (Premiums Paid--$5,205,800)--0.2%                 5,026,765

                    Total Investments
                    (Cost--$4,133,016,134)--123.8%                4,135,258,162



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments (continued)                       Master Bond Portfolio

                                                              (in U.S. dollars)

       Number of
   Contracts++++    Options Written                                    Value

Call Options Written

              59    Pay a fixed rate 5.115% and receive a
                      floating rate based on 3-month LIBOR,
                      expiring March 2008, broker Lehman
                      Brothers Special Financing (j)             $  (1,044,770)
              92    Pay a fixed rate 5.29% and receive a
                      floating rate based on 3-month LIBOR,
                      expiring October 2007, broker
                      Deutsche Bank (j)                             (1,880,512)
                                                                 --------------
                                                                    (2,925,282)



       Number of
       Contracts    Options Written                                    Value

Put Options Written

              59    Receive a fixed rate 5.115% and pay a
                      floating rate rate based on 3-month
                      LIBOR, expiring March 2008, broker
                      Lehman Brothers Special Financing (j)      $  (1,423,482)
              92    Receive a fixed rate 5.29% and pay a
                      floating rate based on 3-month LIBOR,
                      expiring October 2007, broker Deutsche
                      Bank (j)                                      (1,081,253)
                                                                 --------------
                                                                    (2,504,735)

                    Total Options Written
                    (Premiums Received--$6,575,775)--(0.2%)         (5,430,017)

Total Investments, Net of Options Written
(Cost--$4,126,440,359*)--123.6%                                   4,129,828,145
Liabilities in Excess of Other Assets--(23.6%)                    (788,017,670)
                                                                 --------------
Net Assets--100.0%                                               $3,341,810,475
                                                                 ==============


   * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of March 31, 2007, as computed for federal income tax purposes, were as follows:


     Aggregate cost                              $    4,132,015,079
                                                 ==================
     Gross unrealized appreciation               $       16,496,304
     Gross unrealized depreciation                     (18,683,238)
                                                 ------------------
     Net unrealized depreciation                 $      (2,186,934)
                                                 ==================



  ** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflects the discount rate paid at the time of purchase.

  ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate security.

(c) Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                            Purchase       Sale         Realized      Interest
     Affiliate                Cost         Cost           Loss         Income

     BlackRock Capital
       Finance LP
       Series 1997-2
       Class AP, 9.20%
       due 12/25/2035          --       $      1,308      $   (7)     $    597
     BlackRock Liquidity
       Series, LLC
       Money Market
       Series                  --       403,300,250*           --     $187,322

         * Represents net sale cost.


(d)  Convertible security.

(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(f) All or a portion of security held as collateral in connection with open financial futures.

(g)  The security is a perpetual bond and has no stated maturity date.

(h) Represents or includes a "to-be-announced" transaction. The Master Portfolio has committed to purchasing and/or selling securities for which all specific information is not available at this time.

(i) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(j) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon the exercise of swaption.

o For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Financial futures contracts purchased as of March 31, 2007 were as follows:

     Number of                      Expiration        Face        Unrealized
     Contracts     Issue               Date          Value       Depreciation

       301      Euro Dollar
                  Futures           June 2007     $46,704,185    $  (496,087)


o    Financial futures contracts sold as of March 31, 2007 were as follows:

                                                                  Unrealized
     Number of                      Expiration        Face       Appreciation
     Contracts     Issue               Date          Value      (Depreciation)

      2,989       5-Year U.S.
                Treasury Bond       June 2007   $ 315,448,496    $  (778,363)
        506        10-Year U.S.
                Treasury Bond       June 2007   $  54,832,106         120,856
         36      30-Year U.S.
                Treasury Bond       June 2007   $   4,051,276          46,276
                                                                 ------------
     Total Unrealized Depreciation--Net                          $  (611,231)
                                                                 ============

o    Currency Abbreviations:

        AUD   Australian Dollar
        JPY    Japanese Yen
        USD   U.S. Dollar



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Schedule of Investments (concluded)                       Master Bond Portfolio

                                                              (in U.S. dollars)

o  Swaps outstanding as of March 31, 2007 were as follows:

                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month
    LIBOR minus 0.06%

    Broker, UBS Warburg
    Expires June 2007                           USD434,000,000             --

    Sold credit default protection on Comcast
    Cable Communications, Inc. and
    receive 1.15%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires September 2008                      USD  7,115,000     $  114,117

    Receive a fixed rate of 3.401% and pay
    3.875% on Treasury Inflation Protected
    Securities (TIPS) adjusted principal

    Broker, JPMorgan Chase
    Expires January 2009                        USD 19,239,000      (252,549)

    Receive a fixed rate of 5.2725% and pay
    a floating rate based on 3-month LIBOR

    Broker, Citibank, N.A.
    Expires October 2009                        USD 51,500,000        362,235

    Bought credit default protection on
    Sara Lee Corp. and pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                       USD  7,580,000       (94,591)

    Bought credit default protection on
    RadioShack Corp. and pay 1.16%

    Broker, UBS Warburg
    Expires December 2010                       USD  7,625,000       (81,290)

    Bought credit default protection on
    Limited Brands, Inc. and pay 1.065%

    Broker, UBS Warburg
    Expires December 2010                       USD  7,625,000      (191,745)

    Receive a fixed rate of 6.54375% and
    pay a floating rate based on 6-month
    Australian Bank Bill Rate

    Broker, Deutsche Bank AG London
    Expires January 2011                        AUD155,000,000      (183,954)

    Receive a fixed rate of 4.17% and pay
    3.50% on Treasury Inflation Protected
    Securities (TIPS) adjusted principal

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires January 2011                        USD 16,600,000      (748,054)

    Bought credit default protection
    on Sara Lee Corp. and pay 0.604%

    Broker, JPMorgan Chase
    Expires March 2011                          USD  7,720,000      (106,497)



                                                                   Unrealized
                                                   Notional      Appreciation
                                                    Amount     (Depreciation)

    Bought credit default protection on
    Limited Brands, Inc. and pay 0.73%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                          USD  7,720,000   $   (99,480)

    Bought credit default protection on
    Computer Sciences Corp. and pay 0.88%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires June 2011                           USD  7,770,000      (169,231)

    Receive a fixed rate of 4.906% and pay
    a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires December 2011                       USD200,000,000      (693,289)

    Receive a fixed rate of 4.946% and pay
    a floating rate based on 3-month LIBOR

    Broker, Citibank, N.A.
    Expires December 2011                       USD 76,800,000      (139,558)

    Receive a fixed rate of 4.897% and pay
    a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase
    Expires December 2011                       USD165,000,000      (633,779)

    Pay a fixed rate of 5.0016% and receive
    a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires January 2012                        USD 63,300,000       (29,124)

    Bought credit default protection on
    Eastman Chemical Co. and pay 0.68%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires September 2013                      USD  7,800,000       (50,162)

    Receive a fixed rate of 5.085% and pay
    a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires November 2016                       USD 17,100,000      (154,140)

    Pay a fixed rate of 5.225% and receive
    a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires January 2017                        USD  7,400,000       (30,419)

    Receive a fixed rate of 5.16% and pay
    a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires February 2017                       USD 30,300,000       (33,781)

    Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires March 2017                          USD 70,300,000        553,333

    Receive a fixed rate of 5.411% and pay
    a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase
    Expires August 2022                         USD 76,505,000        740,239
                                                                 ------------
    Total                                                        $(1,921,719)
                                                                 ============

    See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Statement of Assets and Liabilities                                                                         Master Bond Portfolio

As of March 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$4,127,795,405)                         $ 4,130,216,377
       Investments in affiliated securities, at value (identified cost--$14,929)                                           15,020
       Options purchased, at value (premiums paid--$5,205,800)                                                          5,026,765
       Unrealized appreciation on swaps                                                                                 1,769,924
       Swap premiums paid                                                                                                  48,948
       Cash                                                                                                               731,769
       Foreign cash (cost--$81,317,979)                                                                                80,869,935
       Receivables:
           Securities sold                                                                     $   584,802,682
           Interest                                                                                 18,421,290
           Contributions                                                                            12,973,743
           Swaps                                                                                     7,505,401
           Principal paydowns                                                                          242,975
           Variation margin                                                                            223,195
           Dividends                                                                                   187,425
           Securities lending                                                                              834
                                                                                               ---------------        624,357,545
       Prepaid expenses and other assets                                                                                1,611,388
                                                                                                                  ---------------
       Total assets                                                                                                 4,844,647,671
                                                                                                                  ---------------

Liabilities

       Options written, at value (premiums received--$6,575,775)                                                        5,430,017
       Unrealized depreciation on swaps                                                                                 3,691,643
       Payables:
           Securities purchased                                                                  1,483,297,519
           Withdrawals                                                                               5,530,293
           Swaps                                                                                     2,059,582
           Investment adviser                                                                          191,776
           Other affiliates                                                                             27,918      1,491,107,088
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                           2,608,448
                                                                                                                  ---------------
       Total liabilities                                                                                            1,502,837,196
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 3,341,810,475
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 3,341,879,925
       Unrealized depreciation--net                                                                                      (69,450)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 3,341,810,475
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Statement of Operations                                                                                     Master Bond Portfolio

For the Six Months Ended March 31, 2007 (Unaudited)
Investment Income

       Interest (including $597 from affiliates)                                                                   $   86,234,923
       Dividends                                                                                                          391,246
       Securities lending--net                                                                                            187,322
                                                                                                                  ---------------
       Total income                                                                                                    86,813,491
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,073,737
       Accounting services                                                                             305,425
       Custodian fees                                                                                   82,657
       Professional fees                                                                                36,406
       Pricing fees                                                                                     20,419
       Trustees' fees and expenses                                                                      16,011
       Printing and shareholder reports                                                                    881
       Other                                                                                            45,487
                                                                                               ---------------
       Total expenses                                                                                                   1,581,023
                                                                                                                  ---------------
       Investment income--net                                                                                          85,232,468
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                         12,186,467
           Financial futures contracts and swaps--net                                                   47,842
           Options written--net                                                                        603,589
           Foreign currency transactions--net                                                           14,097         12,851,995
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (9,808,023)
           Financial futures contracts and swaps--net                                                3,216,635
           Options written--net                                                                        638,001
           Foreign currency transactions--net                                                        (444,675)        (6,398,062)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          6,453,933
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    91,686,401
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Statements of Changes in Net Assets                                                                         Master Bond Portfolio

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                March 31, 2007    September 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $    85,232,468    $   137,846,598
       Realized gain (loss)--net                                                                    12,851,995       (37,631,688)
       Change in unrealized appreciation/depreciation--net                                         (6,398,062)          6,880,321
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         91,686,401        107,095,231
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                 385,339,197        636,922,287
       Fair value of withdrawals                                                                  (37,451,758)      (713,610,950)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from capital transactions                     347,887,439       (76,688,663)
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                439,573,840         30,406,568
       Beginning of period                                                                       2,902,236,635      2,871,830,067
                                                                                               ---------------    ---------------
       End of period                                                                           $ 3,341,810,475    $ 2,902,236,635
                                                                                               ===============    ===============

       See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007


Financial Highlights                                                                                        Master Bond Portfolio

                                                                   For the Six                                   For the Period
                                                                   Months Ended       For the Year Ended       October 1, 2003++
The following per share data and ratios have been derived         March 31, 2007        September 30,           to September 30,
from information provided in the financial statements.             (Unaudited)          2006           2005           2004
Total Investment Return

       Total investment return                                       2.75%++++            3.88%            3.13%        4.34%++++
                                                                  ============     ============     ============     ============

Ratios to Average Net Assets

       Expenses                                                          .10%*             .12%             .10%             .10%
                                                                  ============     ============     ============     ============
       Investment income--net                                           5.21%*            4.90%            3.81%            3.39%
                                                                  ============     ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                   $  3,341,810     $  2,902,237     $  2,871,830     $  2,726,752
                                                                  ============     ============     ============     ============
       Portfolio turnover                                              245.98%          207.94%          234.92%          258.01%
                                                                  ============     ============     ============     ============

         * Annualized.

        ++ Commencement of operations.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (Unaudited)                 Master Bond Portfolio


1. Significant Accounting Policies:
Master Bond Portfolio (the "Master Portfolio"), is a part of Master Bond Trust (the "Trust"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Master Portfolio, subject to certain limitations. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master Portfolio from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities held by the Master Portfolio, that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"),an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (continued)                 Master Bond Portfolio



* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are OTC contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Master Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (continued)                 Master Bond Portfolio


(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Short sales--When the Master Portfolio engages in a short sale, an amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities as collateral for the short sales. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Master Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master Portfolio's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Master Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Master Portfolio's financial statements, if any, has not been determined.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (continued)                 Master Bond Portfolio


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between the Trust, on behalf of the Master Portfolio and the Manager, became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Trust's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the net assets of the Master Portfolio's and BlackRock High Income Fund of BlackRock Bond Fund, Inc. at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; .10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the six months ended March 31, 2007, the aggregate average daily net assets of the Master Portfolio, and BlackRock High Income Fund, was approximately $4,760,074,000. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Master Portfolio to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Master Portfolio has retained BlackRock Investment Management, LLC ("BIM") as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Master Portfolio, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended March 31, 2007 BIM received $76,451 in securities lending agent fees.

For the six months ended March 31, 2007, the Master Portfolio reimbursed the Manager $27,724 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended March 31, 2007 were $10,492,683,214 and $9,033,049,401, respectively.

Transactions in call options written for the six months ended March 31, 2007 were as follows:

                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                                  151    $     3,287,887
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                 151    $     3,287,887
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Notes to Financial Statements (concluded)                 Master Bond Portfolio


Transactions in put options written for the six months ended March 31, 2007 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding put options written,
   beginning of period                         1,311    $       528,241
Options written                                  151          3,287,888
Options closed                               (1,311)          (528,241)
                                     ---------------    ---------------
Outstanding put options
  written, end of period                         151    $     3,287,888
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Master Portfolio pays a commitment fee of .06% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master Portfolio did not borrow under the credit agreement during the six months ended March 31, 2007.


5. Acquisition:
On October 16, 2006, an investor of the Master Portfolio acquired all of the net assets of BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. pursuant to a plan of reorganization. As a result of the reorganization, which included $674,588 of net unrealized depreciation, the Master Portfolio received an in-kind contribution of portfolio securities.


6. Subsequent Event:
On May 16, 2007, the Trust's Board of Trustees has approved a plan of reorganization whereby an investor of the Master Portfolio will acquire substantially all of the assets of another BlackRock fund. The proposed reorganization is subject to approval by the Board of Directors and the shareholders of the fund to be acquired, and certain other conditions.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's/Trust's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios++
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios++
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund

BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio


  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.                 MARCH 31, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


Date: May 21, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


Date: May 21, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


Date: May 21, 2007